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                                                                   EXHIBIT 10.25


SATISFACTION:  The Debt evidenced by
this Note has been satisfied in full this _______ day of _____________, 19__
Signed:  __________________________


                                 PROMISSORY NOTE
                             AND SECURITY AGREEMENT

                                                               Winston-Salem, NC

$"AMOUNT"                                                        AUGUST 31, 1998

   FOR VALUE RECEIVED the undersigned promises to pay to KRISPY KREME DOUGHNUT CORPORATION or order, the principal sum of "PAYMENT" and 00/100 DOLLARS ($"AMOUNT") with interest from the date hereof at the rate of six percent (6%) per annum on the unpaid balance until paid or until default, both principal and interest payable in lawful money of the United States of America, at the office of KRISPY KREME DOUGHNUT CORPORATION, P O BOX 83, WINSTON-SALEM, NORTH CAROLINA 27102-0083 (ATTENTION: RANDY S. CASSTEVENS) or at such place as the legal holder hereof may designate in writing. The principal and interest shall be due and payable in 10 equal consecutive annual payments of principal and interest in the amount of $"ANNUAL" each, such installments to be paid on AUGUST 31 of each year during the term hereof, the first such payment being due and payable on AUGUST 31, 1999 with a final payment of all unpaid principal and all accrued and unpaid interest herein due and payable on AUGUST 31, 2008. Payee has advanced Maker $"M_1stPay" of the total principal owed hereunder on the date hereof and Maker acknowledges receipt thereof. An additional amount of $"M_2ndPay" shall be advanced by Payee to maker on or before February 26, 1999.

   If not sooner paid, the entire remaining indebtedness (including, but not limited to, all unpaid principal and all accrued and unpaid interest and all other sums due hereunder) shall be due and payable on AUGUST 31, 2008. Notwithstanding the foregoing, in the event the undersigned for any reason ceases to be a full-time employee of Krispy Kreme Doughnut Corporation, Payee may declare all sums due under this Note to be immediately due and payable.

   If payable in installments, each such installment shall, unless otherwise provided, be applied first to payment of interest then accrued and due on the unpaid principal balance, with the remainder applied to the unpaid principal.

   Unless otherwise provided, this Note may be prepaid in full or in part at any time without penalty or premium. Partial prepayments shall be applied to installments due in reverse order of their maturity.

   In the event of (a) default in payment of any installment of principal or interest hereof or under any other note from Maker to Payee as the same becomes due and such default is not cured within ten (10) days from the due date, or (b) default under the terms of any instrument securing this Note, or under the terms of the security agreement made in, and/or security interest given under, this Note and such default is not cured within fifteen (15) days after written notice to Maker, then in either such event the holder may without further notice, declare the remainder of the principal sum, together with all interest accrued thereon at once due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time. The unpaid principal of this Note and any part thereof, accrued interest and all other sums due under this Note and any instrument securing this Note shall bear interest at the rate of twelve percent (12%) per annum after default until paid.



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   In the event this Note is not paid when due (whether on the due date set forth above or on such earlier date as provided upon default or the happening of other events set forth in this Note) then Payee shall have the right to exercise all rights granted under this Note to it and shall have the following additional rights as well: (i) the right to treat such non-payment as an offer to sell the shares to a third party under subparagraph 2(a) of the Stock Purchase Agreement by and between Payee and its shareholders dated July 1, 1984, as amended, (the terms of which are incorporated herein by reference) and the consequent right to purchase the Shares (as defined below) under the terms of said Agreement and
(ii) the right to deduct from the proceeds of such sale to Payee all amounts owed under this Note, paying to Maker only the balance of the proceeds of such sale remaining after payment of all sums due under this Note and all expenses incurred by Payee in connection with such sale. In the event the Stock Purchase Agreement is no longer in effect at the time Payee exercises such rights, then, between Maker and Payee, Payee shall retain the right under subparagraph 2(a) of the Stock Purchase Agreement to purchase such Shares as if Maker had determined to sell such Shares to a third party and the purchase price shall be the average of the closing price on the five (5) trading days preceding the purchase by Payee, or, if shares of Krispy Kreme Doughnut Corporation are not then publicly traded, then the purchase price shall be the then most recent appraised value of the class of shares of Krispy Kreme Doughnut Corporation of which the Shares are a part.

   All parties to this Note, including maker and any sureties, endorsers, or guarantors hereby waive protest, presentment, notice of dishonor, and notice of acceleration of maturity and agree to continue to remain bound for the payment of principal, interest and all other sums due under this Note and any instrument securing this Note notwithstanding any change or changes by way of release, surrender, exchange, modification or substitution of any security for this Note or by way of any extension or extensions of time for the payment of principal and interest; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice or consent of any of them.

   Upon default the holder of this Note may employ an attorney to enforce the holder's rights and remedies and the maker, principal, surety, guarantor and endorsers of this Note hereby agree to pay to the holder reasonable attorneys fees not exceeding a sum equal to fifteen percent (15%) of the outstanding balance owing on said Note, plus all other reasonable expenses incurred by the holder in exercising any of the holder's rights and remedies upon default. The rights and remedies of the holder as provided in this Note and any instrument securing this Note shall be cumulative and may be pursued singly, successively, or together against the property described herein and/or in any instrument securing this Note or any other funds, property or security held by the holder for payment or security, in the sole discretion of the holder. The failure to exercise any such right or remedy shall not be a waiver or release or such rights or remedies or the right to exercise any of them at another time.

   This Note is to be governed and construed in accordance with the laws of the State of North Carolina. As used herein, the term "Note" shall include the security agreement contained herein.

   This Note is given for money owed. To further secure this Note, Maker(s) grants Payee a first priority security interest under Chapter 25 of the North Carolina General Statutes (the "UCC") in those shares of Krispy Kreme Doughnut Corporation represented by certificate number "Cert" together with all certificates, shares, options, rights or other distributions issued as an addition to, in substitution or in exchange for, or on account of, any such shares, and all proceeds of the foregoing, now or hereafter owned or acquired by Maker (the "Shares") and agrees that such certificate or other documents representing the Shares shall remain in the possession of Payee until this Note is paid in full. Payee shall have all rights of a secured party applicable under the UCC and under this Note, such rights being cumulative. The undersigned agrees not to transfer or convey (by sale, gift, devise or otherwise), grant a security interest in, pledge or otherwise encumber the Shares or any interest therein without the prior written consent of the Payee, which consent Payee may grant or withhold in its sole discretion. In addition to, and not in limitation of the foregoing, in the event of any attempted transfer, pledge or encumbrance of the Shares or any interest therein, whether or not consented to by Payee (and whether by sale, gift,



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devise or otherwise), Payee may declare all sums due under this Note immediately due and payable. The Shares shall bear a legend in form satisfactory to Payee stating they are subject to this Note and Security Agreement. The undersigned agrees to execute such further instruments, security agreements and financing statements, and to take such other actions, as Payee may from time to time request to evidence and/or perfect such security interest. In the event such security interest ever constitutes a lower than first priority security interest, Payee may declare this Note in default and no cure period for such default shall exist unless required by applicable law, in which event such cure period shall be the minimum required by applicable law.

   In the event that during the term of this Note, any additional shares, options, or warrants issued in connection with the Shares shall be issued to the Maker, such additional shares, option or warrants shall be immediately assigned and delivered to Payee, endorsed in blank, to be held under the terms of this
Note in the same manner as the Shares. Furthermore, Maker agrees to execute and deliver to Payee any necessary endorsement and/or appropriate stock power duly executed in blank to be held by Payee and to be used to effect Payee's rights under this Note.

   Upon the occurrence and during the continuance of any event of default, any and all dividends and distributions paid or payable in respect of the Shares shall be delivered to Payee, together with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be (i) if cash, applied against amounts owing by Maker under this Note and (ii) if not cash, held by Payee in the same manner as the Shares, subject to Payee's rights and remedies as provided herein.

   The Maker hereby irrevocably appoints Payee and any officer thereof the Maker's Attorney In Fact, with full power of substitution for and on behalf and in the name of Maker, during the existence and continuance of any default, in the Payee's sole discretion, to take any action and to execute any instrument which the Payee may deem necessary or advisable to accomplish the purposes of this Note, including, without limitation, the right to sell the Shares or exercise any and all of its rights and remedies under this Note and applicable law. This Power of Attorney is a Power coupled with an interest and shall be irrevocable and is conferred on the Payee solely to protect, preserve and realize on its security interest in the Shares. This Power of Attorney shall be durable.

                                IN TESTIMONY WHEREOF, THE MAKER HAS SET HIS
                             HAND TO THIS INSTRUMENT AND ADOPTED AS HIS SEAL THE WORD "SEAL" APPEARING BESIDE HIS SIGNATURE THE
                             DAY AND YEAR FIRST ABOVE WRITTEN.



                             ____________________________________________ (SEAL)
                                  "FIRSTNAME"            "LASTNAME"